Exhibit 99.1

LPCN 1144 Treatment Potential Assessment in a High Fat Diet Induced Rabbit Model of Hepatic Fibrosis and NASH

Kilyoung Kim, PhD[1]; Nachiappan Chidambaram, PhD[1]; Anthony DelConte, MD[1,2]; Paolo Comeglio, PhD[3]; Sandra Filippi, PhD[3]; Kiran Vangara, PhD[1]; Joel Frank, BS[1]; Kongnara Papangkorn, PhD[1]; Benjamin J Bruno, PharmD, PhD[1]; Mahesh V Patel, PhD[1]; and Linda Vignozzi, MD[4]
[1] Lipocine Inc., Salt Lake City, Utah, USA; [2] Department of Pharmaceutical/Health Care Marketing, Saint Joseph's University, Philadelphia, Pennsylvania, USA; [3] Department of Experimental and Clinical Biochemical Sciences "Mario Serio", University of Florence, Florence, Italy; [4] Sexual Medicine and Andrology, University of Florence, Florence, Italy

AASLD November 13-16, 2020
The Liver Meeting
Digital Experience

INTRODUCTION

- The number of NASH cases in 2015 was estimated about 17 million cases in US. [1]
- Low free testosterone (T) level in men was independently associated with presence and severity of Non-Alcoholic Steatohepatitis (NASH). [2]
- A recent study (NCT03868059) reported LPCN 1144 resolves NAFLD in hypogonadal males with NAFLD. However, the effect of LPCN 1144 treatment on hepatic fibrosis and NASH features is unknown. [3]
- LPCN 1144 is a prodrug of bioidentical testosterone, orally absorbed via lymphatic route into the body avoiding first pass metabolism, unlikely methylated testosterone.


LPCN 1144
(Oral T ester)
Methylated Oral T
Prone to liver toxicity

- The objective was to evaluate the impact of oral LPCN 1144 treatments on a non-genomic, 12-week high fat diet (HFD)-induced, rabbit animal model of NASH and hepatic fibrosis.

METHODS

- Male rabbits were randomly assigned to 5 groups and treated for 12 weeks:

Group	n	Diet	Treatment	Dose
RD	10	Regular Diet	-	-
HFD	10	High Fat Diet	-	-
HFD+VEH	8*	High Fat Diet	Vehicle	-
HFD+1144	8	High Fat Diet	LPCN 1144	LPCN 1144 dose: 100mg/kg/day orally
HFD+1144+AT	8	High Fat Diet	LPCN1144 + α-Tocopherol	LPCN 1144 dose: 100mg/kg/day orally α-Tocopherol dose: 131mg/kg/day orally

*One rabbit prematurely died at Week 7 and is not included in analysis (n=7 at the end of study)

- Histological scores were measured by Giemsa-PAS staining for inflammation (0-3 score), Masson's trichrome staining for steatosis (0-1 score) and ballooning (0-2 score), and Pricosirius red staining for fibrosis (Ishak score: 0-6 score) with imaging analysis (fibrosis percentage of sampled area).
- Serum analysis and mRNA expression analysis for pro-inflammatory and pro-fibrotic biomarkers from liver tissues were performed for comparison.

RESULTS

❑ HFD feeding induced NASH and liver fibrosis

Biopsy Features	RD Mean Score (±SEM)	HFD Mean Score*** (±SEM)
Inflammation	0.10±0.10	2.30±0.21
Steatosis†	0.00	1
Ballooning	0.00	1.80±0.13
Fibrosis (Ishak Score)	0.50±0.17	3.10±0.23


RD
HFD

✓ Histological NASH features and liver fibrosis each worsened by HFD

❑ No stat. differences in histological NASH features and fibrosis between HFD and HFD+VEH arms

Biopsy Features	HFD Mean Score (±SEM)	HFD+VEH Mean Score (±SEM)
Inflammation	2.30±0.21	1.86±0.34
Steatosis†	1	1
Ballooning	1.80±0.13	1.57 ±0.20
Fibrosis (Ishak Score)	3.10±0.23	2.86±0.26


HFD

❑ Both LPCN 1144 treatments significantly improved T levels in HFD-induced hypogonadism


Total T Levels
Free T Levels

❑ Both LPCN 1144 treatments significantly reduced HFD-induced adiposity


Visceral Fat Weight

❑ Both LPCN 1144 treatments improved HFD-induced histological NASH features and liver fibrosis

Biopsy Score	HFD Mean Score (±SEM)	HFD+1144 Mean Score (±SEM)	HFD+1144+AT Mean Score (±SEM)
Inflammation	2.30±0.21	1.75±0.25	1.63±0.26
Steatosis†	1	1	1
Ballooning	1.80±0.13	1.25 ±0.16 *	1.50±0.19
Fibrosis (Ishak Score)	3.10±0.23	2.38±0.32‡	2.63±0.46

* p<0.05 vs HFD, ‡ p=0.082 vs HFD.
† Steatosis was scored by a binary system (absence=0, presence=1)


HFD
HFD+1144
HFD+1144+AT

- Fibrosis % in sampled area


RD
HFD
HFD+1144
HFD+1144+AT

- % of subjects in advance of NASH features and fibrosis

Hepatic Features	HFD (n=10)	HFD+1144 (n=8)	HFD+1144+AT (n=8)
Advanced inflammation (Score=3)	40%	13%	13%
Advanced ballooning (Score=2)	80%	25%	50%
Advanced fibrosis (Ishak Score ≥ F3)	80%	38%	50%
Fibrosis % in sampled area > 4%	100%	38%	38%

RESULTS – Cont'd

❑ Both LPCN 1144 treatments reduced HFD-induced elevated levels of liver mRNA pro-inflammatory and pro-fibrotic biomarkers


HFD
HFD+1144
HFD+1144+AT


HFD
HFD+1144
HFD+1144+AT
MCP1
TLR2
TNFα
IL6
LOX1
TBET

CONCLUSION

- HFD induced histological NASH features with fibrosis, altered key biomarkers, and lowered serum testosterone levels.
- LPCN 1144 treatments improved T levels in HFD-induced NASH rabbits with hypogonadism.
- Histological and biomarker analyses demonstrate that LPCN 1144 treatments improved NASH features and hepatic fibrosis.
- Pending confirmation in the ongoing LiFT clinical trial, these preclinical findings suggest therapeutic potential of LPCN 1144 in treatment of NASH and hepatic fibrosis.

REFERENCES

[1] Estes et al., Hepatol, 2018, 67 (1), 123-133

[2] Sarkar et al., Clin Gastroenterol Hepatol, 2020, doi: https://doi.org/10.1016/j.cgh.2019.11.053

[3] Albhaisi et al., Hep Comm, 2020;4:1430-1440

- This study was funded by Lipocine Inc and performed by "Mario Serio" team at University of Florence, Italy.

- Contact info:
Kilyoung Kim, kk@lipocine.com or admin@lipocine.com